                                                                    Exhibit 10.2

                               RESELLER AGREEMENT

     THIS AGREEMENT is made the 14th day of December 2012

Between

(1)  BAXTECH ASIA PTE LTD, a company  incorporated  in Singapore  and having its registered  office at 190 Middle Road,  #19-05  Fortune  Centre,  Singapore
     688979 ("Baxtech")

And

(2)  [VOZ MOBILE CLOUD LTD], a company incorporated in Washington, United States of America ("Voz")

     (Baxtech and Voz collectively the "Parties" and each a "Party")

     WHEREAS:

(A)  Baxtech is the  proprietor of the Universal  Communication  System  ("UCS")
     together with all other commercial rights in conjunction therewith.

     The UCS consolidates  multiple modes of communication such as emails,  sms, voice mails,  fax, instant messaging into the same inbox. The user can also make calls and send email, sms, and voicemails within the same system.  The user has the convenience of having all modes of  communication  in the same place.  This is useful  especially  in a work setting as it is important to archive all modes of  communications  (e.g. voice mails,  sms) and not just email  alone.  The system  also has the  ability to forward  voice mails to colleagues to take action.

(B)  Voz is a company that markets telephony solutions in the United States.

(C)  Baxtech has agreed to grant to Voz the  exclusive  right to sell and supply the Product (as herein  defined)  directly to Customers  upon the terms and conditions set out in this Agreement.

     NOW IT IS HEREBY AGREED as follows:-

1.   INTERPRETATION

1.1  Definitions - In this Agreement unless the context  otherwise  requires the following words or expressions shall have the following meanings:-

     "Customers"  means end users of its telephony  solutions or  intermediaries through  which  these  services  are  delivered  to the end  users  such as telecommunication companies.

     "Gross Sales" means all revenue from the sale of the Product and Service by
     Voz,  whether for cash or credit,  regardless  of collection in the case of credit. Provided that Gross Sales shall not include all VAT, sales tax, and goods and services tax.

     "Product"  means  telephony  solutions that  consolidate  multiple modes of communication  into one location and enables hands-free  communication.  It refers  to  software  only  and not to any  hardware  that  Voz may need in supplying the Product.

     "Royalty"  means the  continuing  quarterly  royalty fees payable by Voz to
     Baxtech equal to 4 percent (4%) of the Gross Sales and in  accordance  with
     Clause 4.2 of this Agreement.

     "Service"  means  supply of telephony  solutions as described  above either directly to end users or through telecommunication companies.

     "Territory" means the United States of America.

     "Trade  Marks" means any trade mark and device  together  with trade names, and logos owned by Baxtech from time to time.

1.2  Miscellaneous - Unless the context otherwise requires :-

     (a)  words  importing the singular  number include the plural  number,  and vice versa,  and words  importing  the  masculine  gender  include the feminine and neuter genders, and vice versa;
     (b)  the words "hereof",  "herein", "hereon" and "hereunder" and words of a similar import,  when used in this Agreement,  refer to this Agreement as a whole and not to any particular provision of this Agreement;
     (c)  the  headings to the Clauses  hereof  shall not be deemed to be a part thereof  or  be  taken  in  consideration  in  the  interpretation  or construction thereof or of this Agreement;
     (d)  references  herein to Clauses and Schedules are  references to Clauses of and Schedules to this Agreement;
     (e)  references  herein to documents  include  variations and  replacements thereof and supplements thereto;
     (f)  references   herein  to  statutes   and  other   legislation   include
          re-enactments  and  amendments  thereof and  include  any  subordinate legislation made under any such statute; and
     (g)  references  herein  to a  party  include  its  permitted  assigns  and transferees, and its successors-in-title and personal representatives.
     (h)  "quarter"  or  "quarterly"   means  a  period  of  3  calendar  months
          commencing from January, April, July and October of each year.

2.   APPOINTMENT

2.1  Appointment - Baxtech hereby appoints Voz as the exclusive  reseller of the
     Products in the United States and grants to Voz a transferable  license (to parties  approved by Baxtech) to reproduce  and sell and supply the Product directly to Customers  for the duration of this  Agreement  and any renewal thereof.

2.2  Restricted Sale - Voz undertakes and agrees that it will not sell or supply the Product to any person, firm or company who is not a Customer.

3.   DURATION AND RENEWAL

3.1  Commencement  & Term - This  Agreement  shall  commence on 14 Dec. 2012 and shall  continue  for a period of 10 years until 13 Dec 2022  subject to the provisions for termination set out in Clause 13.

3.2  Renewal - This  Agreement  shall be  automatically  renewed  for another 10 years upon the same terms and conditions as herein  provided  unless either
     Party  notifies  the other Party in writing of its  intention  not to renew this Agreement at least six (6) months prior to the expiration date of this
     Agreement.

4.   CONSIDERATION, FEES AND PAYMENT

4.1  Consideration - In  consideration  of the rights and licence granted to Voz under  this  Agreement,  Voz shall  issue and allot to  Baxtech  14 million shares of common stock in the share capital of Voz upon the signing of this
     Agreement.

4.2  Royalty - During the term of this  Agreement,  Voz shall pay to Baxtech the continuing Royalty quarterly not later than thirty (30) days after the last day of each relevant quarter.

4.3  Retainer  Fee - In  consideration  for the  technical  support and software enhancements provided by Baxtech Asia Pte. Ltd. to Voz Mobile Cloud Ltd, it
     has been mutually agreed that a monthly  retainer fee of US$30,000 would be payable to Baxtech  starting from Jan 1 2013.  This monthly  amount will be accrued and become payable only when Voz raises a minimum of US$200,000.

4.4  Payments - All Royalty and other monies payable  hereunder shall be due and payable in Dollars and on the due dates  provided  hereunder  regardless of any disputes or  controversies  between the  Franchisor  and the Franchisee and/or  the  Franchisee  and  third  parties  and  shall  not  relieve  the
     Franchisee from its obligations to pay Royalty or such other monies payable hereunder on the due date without deduction or set off.

4.5  Late Payment Interest - All Royalty and other monies payable  hereunder not actually  received by the Franchisor in the manner herein  provided,  on or before  the due date  shall be deemed  overdue.  The  Franchisee  shall pay interest on all such overdue  payment from due date to date of full payment at the Prescribed Interest Rate.

5.   VOZ'S OBLIGATIONS

5.1  Voz's  Undertakings - Voz hereby undertakes and agrees with Baxtech that it will at all times during the continuance in force of this Agreement observe and  perform  the terms and  conditions  set out in this  Agreement  and in particular:

     (a)  will not be concerned or interested  either  directly or indirectly in the manufacture, production, importation, sale or advertisement of any software  product in the  Territory  which might  compete or interfere with the sale of the  Product  except  with the  consent of Baxtech in writing;

     (b)  will not either  directly  or  through  any agent  resell the  Product outside the  Territory or  knowingly or having  reason to believe that they  would be so  resold  sell the  Product  to any  person,  firm or company  in the  Territory  with a view  to  its  resale  outside  the
          Territory except with the written consent of Baxtech;

     (c)  will in all  correspondence  and other dealings  relating  directly or indirectly to the sale or other  dispositions  of the Product  clearly indicate that it is acting as principal;

     (d)  will not incur any liability on behalf of Baxtech or in any way pledge or purport to pledge Baxtech's credit;

     (e)  will promptly bring to the notice of Baxtech any information  received by it which is likely to be of  interest  use or benefit to Baxtech in relation to the marketing of the Product in the Territory;

     (f)  will from  time to time  upon the  request  of the  Company  supply to
          Baxtech reports and other information relating to the Project;

     (g)  will,  at its  own  expense,  comply  with  all  applicable  laws  and
          regulations,    obtain   all   necessary    permits,    consents   and
          authorizations, and pay all duties, levies and taxes for the provision of any  services  relating  to the use or sale of the  Product  in the
          Territory;

     (h)  will not use the Trade Marks or designs of the Product except with the consent and in accordance with any directions given by Baxtech;

     (i)  will furnish to Baxtech  reports and  information  required by Baxtech from time to time including but not limited to monthly sales reports;

     (j)  will keep full and correct records showing details of the Product sold and such other information as may be reasonably requested by Baxtech.

5.2  Trade  Marks - Voz  acknowledges  that the Trade  Mark is the  property  of
     Baxtech and that use of the Trade Mark shall be for the benefit of Baxtech.
     Voz shall not at any time contest Baxtech's ownership of the Trade Mark and undertakes  not to use  the  Trade  Mark in  derogation  of the  rights  of
     Baxtech. Registration of the Trade Mark in the Territory shall be solely at
     Baxtech's  discretion and costs, and in its name. Voz shall not register or attempt to register the Trade Mark in the Territory or elsewhere.

6.   TRAINING AND TECHNICAL SUPPORT

6.1  Baxtech will provide Voz, at no additional  charge,  a one time product and service  training at Voz's office to enable Voz's technical staff to attain industry  standard  knowledge  and  competency in operating of the Product.
     Baxtech  may make  available  additional  training  at  mutually  agreeable charges.

6.2  During  the  term  of this  Agreement,  Baxtech  will  provide  Voz,  at no
     additional  charge,   telephone  technical  support.  Except  as  otherwise
     provided  in this  Agreement  or as may be  otherwise  agreed  between  the parties,  Baxtech  may  make  available  additional  technical  support  at mutually agreeable charges.

6.3  Baxtech will provide  operating and/or user manuals in the English language with each Product delivered.

7.   NO WARRANTY

     EXCEPT AS EXPRESSLY  STATED IN THIS AGREEMENT,  THE PRODUCT IS PROVIDED AND
     LICENSED  "AS  IS"  AND  THERE  ARE  NO  WARRANTIES,   REPRESENTATIONS   OR
     CONDITIONS,  EXPRESS  OR  IMPLIED,  WRITTEN OR ORAL,  ARISING  BY  STATUTE,
     OPERATION OF LAW OR  OTHERWISE,  REGARDING  THEM,  OR ANY OTHER  PRODUCT OR
     SERVICE PROVIDED HEREUNDER OR IN CONNECTION HEREWITH. BAXTECH DISCLAIMS ANY
     IMPLIED  WARRANTY OR CONDITION OF  MERCHANTABLE  QUALITY,  MERCHANTABILITY,
     DURABILITY OR FITNESS FOR A PARTICULAR  PURPOSE. NO REPRESENTATION OR OTHER
     AFFIRMATION  OF FACT,  INCLUDING  BUT NOT LIMITED TO  STATEMENTS  REGARDING
     PERFORMANCE OF THE PRODUCT, WHICH IS NOT CONTAINED IN THIS AGREEMENT, SHALL
     BE DEEMED TO BE A WARRANTY  BY  BAXTECH.  THERE IS NO IMPLIED  WARRANTY  OF
     NON-INFRINGEMENT.

8.   LIMITATION OF LIABILITY

8.1  IN NO EVENT SHALL BAXTECH BE LIABLE TO VOZ FOR ANY LOSS OF PROFITS, LOSS OF
     USE, CONSEQUENTIAL,  INCIDENTAL OR OTHER INDIRECT DAMAGES OF ANY KIND BASED
     UPON A CLAIM GROUNDED IN TORT  (INCLUDING  NEGLIGENCE),  STRICT  LIABILITY,
     BREACH OF CONTRACT,  BREACH OF WARRANTY OR  OTHERWISE,  EVEN IF BAXTECH HAS
     BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

8.2  Baxtech's  liability under this Agreement for any reasons  whatsoever shall be limited to  replacing  the  Product  concerned  (at  Baxtech's  cost and expense).

9.   INDEMNITY BY VOZ

     Baxtech  shall not be liable for and Voz shall  indemnify  and keep Baxtech indemnified  and  harmless  against  any  claim by or loss or damage to any person or property directly or indirectly occasioned by or arising from the use or  operation or  possession  of the Product,  and from  negligence  or default or misuse by or on the part of Voz or any  person or persons  other than Baxtech using or operating or possessing  the Product.  This indemnity shall  extend  to any legal  costs (on an  indemnity  basis)  and  expenses incurred by Baxtech.

10.1 CONFIDENTIALITY

10.1 Confidential  Information - This Agreement and all  communications  between the parties hereto and all  information  and other material  supplied to or
     received  by  a  party  from  the  other  party  which  is  either   marked
     "confidential"  or is identified by the  disclosing  party at the time such information or material is supplied as information or material  intended to be treated as  confidential or sensitive  information,  and any information concerning the business transactions,  financial arrangements or affairs of a party  hereto  coming to the  knowledge of the  recipient  ("Confidential
     Information"),  shall be kept confidential by the recipient unless or until compelled to disclose by judicial or  administrative  procedures,  by other requirements of applicable law, or the recipient can reasonably demonstrate that it is or part of it is in the public domain,  whereupon, to the extent that it is in the public domain, this obligation shall cease.

10.2 Permitted  access by others - Each party hereto shall cause its  directors, officers,  employees,  agents and subcontractors who shall have access on a
     "need to know"  basis  to such  Confidential  Information  to  retain  such
     Confidential Information in confidence and not to use or attempt to use any such  information  in any  manner  which may  injure or cause  loss  either directly or  indirectly to the other party or its business or may be likely to do so.

11.  FORCE MAJEURE

     No delay or  failure  of  performance  by either  Party of its  obligations hereunder  (except  the  obligation  to pay money)  shall be deemed to be a breach of or default under this Agreement nor give rise to any claim by the other party if and so long as such delay or failure is  occasioned by or in consequence  of any  Acts  of  God;  strikes,  lockouts,  or  other  labour disputes; wars, blockades, insurrection, civil disturbances, acts of public
     enemies;  riots,  epidemics;  lightning,   earthquake,  fires,  explosions,
     storms, floods, landslides,  washouts, arrests and restraints of rulers and people,  acts of public  enemies,  the order or  direction  of any court or other authorities having jurisdiction; and any other cause or circumstances whether of the kind herein  enumerated or otherwise which is not within the reasonable control of the Party invoking this clause, and not the result of its negligence or lack of due diligence.

12.  TERMINATION

     Baxtech shall have the right at any time by giving notice in writing to Voz to terminate this Agreement forthwith in any of the following events:-

     (a)  If Voz is in breach of any of its  obligations to pay any monies owing to the Baxtech hereunder;

     (b)  If Voz is in default in respect of any of its  obligations  under this
          Agreement  (other than as referred to in paragraph  (a) above) and Voz fails to  remedy  such  default  within 30 days of  receiving  written notice from Baxtech to remedy the same;

     (c)  If Voz enters into  liquidation  or a resolution is passed or an order is made for the  winding up of Voz  whether  voluntary  or  compulsory
          (save for the purpose of reconstruction  or  amalgamation);  or if Voz becomes insolvent, is unable to pay its debts as they fall due, stops, suspends or threatens to stop or suspend  payment of all or a material part of its debts; or makes a general  assignment or an arrangement or composition with or for the benefit of its creditors;

     (d)  On the appointment of a receiver, custodian, manager, judicial manager or similar  officer over the affairs or assets of Voz or the taking of any steps with respect to the making of such appointment;

     (e)  If Voz takes steps to or  threatens  to cease to carry on its business as a going concern.

13.  RIGHTS AND OBLIGATIONS ON TERMINATION

13.1 Upon the expiry or termination of this Agreement, Voz shall:-

     (a)  immediately pay to Baxtech all outstanding  sums of money owing by Voz which shall become  immediately  due and payable  notwithstanding  the payment  terms set out in Schedule 1 or otherwise  agreed  between the parties; and

     (b)  promptly return to Baxtech all documents, materials and information in its  possession  and  supplied  by  Baxtech  together  with any copies thereof made by Voz.

13.2 Notwithstanding   the  expiry  or  termination  of  this   Agreement,   the
     obligations  and  undertakings  of Voz and the rights of Baxtech set out in
     Clauses 7, 8, 9, 10 and 11 shall  remain in full force and effect so far as such  obligations  and  undertakings  and such rights are not  fulfilled or discharged, or have not lapsed by effusion of time.

14. GENERAL

14.1 Entire  Agreement - This  Agreement  embodies all the terms and  conditions agreed upon between the Parties as to the subject  matter of this Agreement and  supersedes  and cancels in all respects all  previous  agreements  and undertakings, between the Parties with respect to the subject matter hereof whether  such be  written or oral.  This  Agreement  shall not be  altered, changed,  supplemented,  or amended except by written instruments signed by the Parties.

14.2 Independent Contractor - Voz shall be an independent contractor and nothing in this Agreement shall constitute or be deemed to constitute Voz an agent, legal representative,  subsidiary,  partner, employee or servant of Baxtech for any purpose whatsoever and Voz shall not have any authority or power to bind Voz or to  contract  in the name of and  create  a  liability  against
     Baxtech in any way or for any purpose.

14.3 Assignment - All rights and  obligations  hereunder are personal to Voz and
     Voz shall not assign any such  rights and  obligations  to any third  party without the prior consent in writing of Baxtech.

14.4 No Waiver - No failure by any Party to  exercise  and no delay by any Party in exercising any right,  power or remedy under this Agreement will operate as a waiver.  Nor will any single or partial  exercise  by any Party of any right,  power or remedy  preclude any other or further  exercise of that or any other  right,  power or remedy by such Party.  No waiver shall be valid unless in writing  signed by both Parties.  The rights and remedies  herein are in addition to any rights or remedies provided by law.

14.5 Severance - Any one or more  clauses,  stipulations  or  provisions of this
     Agreement,  or any  part  thereof,  which is  declared  or  adjudged  to be illegal,  invalid,  prohibited or unenforceable under any applicable law in any  jurisdiction  shall be ineffective  to the extent of such  illegality, invalidity, prohibition or unenforceability without invalidating, vitiating
     or  rendering   unenforceable  the  remaining   clauses,   stipulations  or
     provisions  of  this  Agreement,  and  any  such  illegality,   invalidity,
     prohibition or  unenforceability  in any jurisdiction shall not invalidate,
     vitiate  or  render   unenforceable  any  such  clauses,   stipulations  or
     provisions in any other jurisdiction.

15.  NOTICES

     All notices,  demands or other  communications  required or permitted to be given or made  hereunder  shall be in writing and  delivered  personally or sent by  prepaid  registered  post or by fax or by email  addressed  to the intended  recipient  thereof at its address or fax number or email  address set out below (or to such other address or fax number or email as any Party may from time to time notify the other Party).  Any such notice,  demand or communication  shall be deemed to have been duly served on and  received by the addressee:

     (a)  if delivered by hand, at the time of delivery;

     (b)  if sent by prepaid registered post, within 7 days of posting;

     (c)  if transmitted by way of fax, at the time of transmission; or

     (d)  if transmitted by email, at the time of transmission.

     In  proving  the  giving  of a notice or any  other  document,  it shall be sufficient to show:

     (i)  in the case of registered  post, that the notice or other document was contained in an envelope which was duly addressed and posted; or

     (ii) in the case of fax,  that the fax  transmission  was duly  transmitted from the  transmitting  terminal as evidence by a transmission  report generated by the transmitting terminal; or

     (iii)in the  case of  email,  that  the  email  was  duly  transmitted  and acknowledged by the intended recipient.

     Baxtech       :      Baxtech Asia Pte Ltd
                          info@baxtechasia.com

     Voz           :      [Voz Mobile Cloud Ltd]
                          info@voz-mobile.com

16.  GOVERNING LAW

     This  Agreement  shall  be  governed  by,   interpreted  and  construed  in
     accordance with the laws of Singapore.

17.  ARBITRATION

17.1 Any dispute arising out of or in connection  with this Agreement  including any questions  regarding its existence,  validity or  termination  shall be referred to and finally  resolved by arbitration in Singapore in accordance with the  Arbitration  Rules  of the  Singapore  International  Arbitration
     Centre  for  the  time  being  in  force  which  rules  are  deemed  to  be incorporated  by reference into this Clause.  The Tribunal shall consist of one arbitrator  (the  "Arbitrator")  to be appointed by the Chairman of the
     Singapore International Arbitration Centre. The language of the arbitration shall be English.

17.2 The  decision in writing of the  Arbitrator  shall be final and  conclusive upon both  Parties.  The costs and expenses of  arbitration,  including the compensation and expenses of the Arbitrator,  shall be borne by the Parties as the Arbitrator may determine.  Either Party may apply to any court which has  jurisdiction  for an order  confirming  the  award or  commence  legal proceedings  to sue on the award.  Except as provided  below,  any right of either  Party to  judicial  action on any  matter  subject  to  arbitration hereunder is hereby waived, except suit to enforce the arbitration award.

18.  CONTRACTS (RIGHTS OF THIRD PARTIES) ACT (CAP. 53B) NOT APPLICABLE

     Save for the  parties  specifically  identified  at the  beginning  of this
     Agreement,  any  person  or  entity  who is not a party  to this  Agreement whether or not any benefit is conferred or purported to be conferred on him directly or indirectly  has no rights under the Contracts  (Rights of Third
     Parties) Act (Cap. 53B) to enforce any term or condition of this Agreement.

19.  COUNTERPARTS

     This Agreement may be executed in any number of  counterparts  and all such counterparts shall be deemed to constitute one and the same instrument. The execution of this Agreement shall not be effective  until the  counterparts of this  Agreement  have been  executed by the Parties and executed  copies delivered to each Party.

     The Parties  have caused this  Agreement to be executed on the day and year first above written.

Baxtech

BAXTECH ASIA PTE LTD                      By: /s/ Lawrence Lee
                                             --------------------------------
                                          Name:  Lawrence Lee

                                          Title: Director

Voz

[VOZ MOBILE CLOUD LTD]                    By: /s/ Lawrence Lee
                                             --------------------------------
                                          Name:  Lawrence Lee

                                          Title: President